EXHIBIT 99.1

Electronics Boutique Announces Stock Buy-Back and Adopts New Accounting Method for Recognition of Vendor Allowances

- Early Adoption of New Accounting Method (EITF 02-16) Results in Revised Fiscal 2003 Earnings including a $4.8 Million Non-Cash Charge -

WEST CHESTER, Pa., May 1, 2003 /PRNewswire-FirstCall via COMTEX/ — Electronics Boutique Holdings Corp. (Nasdaq: ELBO) announced today that its Board of Directors has approved a program to repurchase up to 1.5 million shares of the company’s outstanding common stock. The stock repurchases may, at the discretion of the company’s management, be made from time to time on the open market or in privately negotiated transactions.

The decision was prompted by Electronics Boutique’s strong cash position and the company’s current stock price, which closed at $18.70 in yesterday’s trading. The company currently has 25,891,158 shares of common stock outstanding.

Under the buy-back program, the company may repurchase shares of its common stock from time to time in compliance with SEC regulations and subject to market conditions. The program does not require the company to acquire any specific number of shares and the company may terminate the program at any time.

Separately, the company today announced revised financial results for its fiscal year ended February 1, 2003. This revision is solely due to the company’s election to early adopt a new method of accounting for vendor allowances retroactive to the first quarter of fiscal 2003 (the quarter ended May 4, 2002). The new method is consistent with the March 20, 2003 clarification by the Financial Accounting Standards Board’s Emerging Issues Task Force (“EITF”) of the transition rules relating to accounting for vendor allowances (“EITF 02-16”), Accounting by a Customer (including a Reseller) for Certain Consideration Received from a Vendor.

The effect of the company’s early adoption of EITF 02-16 to its fiscal 2003 results is a one-time, non-cash, after-tax charge of $4.8 million or $0.18 per diluted share, which is reflected as a “cumulative effect of a change in accounting principle” and a reduction in fiscal 2003 net income before the cumulative effect of the accounting change of $1.5 million or $0.06 per diluted share. The following is a brief description of the EITF 02-16 issue and the development of the EITF consensus for its implementation.

In 2002, the EITF discussed EITF 02-16, which addresses the accounting for cash consideration received from a vendor by a reseller for various vendor- funded allowances, including cooperative advertising support. The EITF determined that cash consideration received from a vendor should be presumed to be a reduction of the prices of vendors’ products and should therefore be shown as a reduction in the cost of goods sold when recognized in the reseller’s income statements. The only exceptions to this rule are if the vendor receives an identifiable benefit or if the reimbursement is for specific, incremental identifiable costs. If the amount of cash consideration received exceeds the cost being reimbursed, that excess amount should be characterized as a reduction of cost of goods sold when recognized in the reseller’s income statements. In January 2003, the EITF issued transition guidance concluding that this interpretation should be applied to all new or modified arrangements entered into after December 31, 2002. The company adopted this transition guidance in its financial results released on March 13, 2003 for the 2003 fourth quarter and fiscal year. At a March 20, 2003 meeting, the EITF further clarified its transition guidance under EITF 02-16 indicating that an entity that has not issued financial statements is permitted to report this change in accounting as a cumulative-effect adjustment. Following its receipt of this guidance, the company elected to adopt the new method retroactive to the beginning of fiscal 2003.

This change in accounting principle had the following impact on the company’s reported results for fiscal 2003:

1)              A portion of vendor allowances is deferred and remains in inventory until the product is sold. As of February 1, 2003, $10.0 million of vendor allowances has been recorded as a reduction of inventory and will be recognized in cost of goods sold as the inventory is sold.  On an ongoing basis, it is anticipated that a portion of vendor allowances received by the company will continue to reduce inventory, as prescribed by EITF 02-16.

2)              The company has recorded a $7.6 million pre-tax, $4.8 million after tax, charge for the adoption of EITF 02-16. This represents the cumulative effect of this change for prior years and the deferral of vendor allowances as of the beginning of fiscal 2003.

3)              This change in accounting method requires the reclassification of a portion of the company’s vendor allowances earned in fiscal 2003 from selling, general and administrative expense to cost of goods sold.

About Electronics Boutique Holdings Corp.

Electronics Boutique, a Fortune 1000 company, is among the world’s largest specialty retailers dedicated exclusively to video game hardware, software and PC entertainment software and accessories. The company currently operates 1,211 stores in the United States, Australia, Canada, Denmark, Germany, Italy, New Zealand, Norway, Puerto Rico, Sweden and South Korea — primarily under the names EB Games and Electronics Boutique. The company also operates an e-commerce website at www.ebgames.com. Additional company information is available at www.ebholdings.com.

This release contains forward-looking statements. Forward-looking statements refer to expectations, projections and other characterizations of future events or circumstances and are often identified by the use of words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimated,” “continue” or comparable terminology. In addition to factors specified in Electronics Boutique’s recent filings with the Securities and Exchange Commission, there are other factors that could cause actual results to materially differ from those expressed or implied in such forward-looking statements, such as the continued impact of a weak economy on Electronics Boutique's sales, the schedule for new software releases, consumer demand for video game hardware and software, pricing changes by key vendors for hardware and software, increased competition and promotional activity from other retailers, and the availability of suitable locations for new stores. In light of the risks and uncertainties inherent in the forward-looking statements, such statements should not be regarded as a representation by Electronics Boutique or any other person that the projected results, objectives or plans will be achieved. Electronics Boutique undertakes no obligation to revise or update the forward-looking statements to reflect events or circumstances after the date hereof.

The first table presents the company’s results of operations for the fiscal years ended February 1, 2003, February 2, 2002 and February 3, 2001 as reported and as adjusted to reflect the adoption of EITF 02-16 as of February 2, 2002. The second table presents the company’s results of operations for the fiscal quarters ended May 4, 2002, August 3, 2002 and November 2, 2002 as reported and as adjusted to reflect the adoption of EITF 02-16 as of February 2, 2002.

Electronics Boutique Holdings Corp.
Consolidated Statements of Income
(Amounts in thousands, except per-share amounts)

	As reported Fiscal 2003	Actual Fiscal 2003	As reported Fiscal 2002	Pro Forma Fiscal 2002

Net sales	$1,309,226	$1,309,226	$1,059,338	$1,059,338
Management fees	7,553	7,553	5,889	5,889
Total revenues	1,316,779	1,316,779	1,065,227	1,065,227

Cost of goods sold	1,013,494	971,204	826,599	784,505

Gross profit	303,285	345,575	238,628	280,722

Costs and expenses:
Selling, general and administrative expense	222,915	267,566	179,464	222,374
Restructuring and asset impairment charge (reversal), net	(2,611)	(2,611)	12,638	12,638
Depreciation and amortization	22,524	22,524	19,750	19,750

Operating income	60,457	58,096	26,776	25,960
Other income	—	—	—	—
Interest income, net	1,677	1,677	1,884	1,884

Income before income tax expense & cumulative effect of change in accounting principle	62,134	59,773	28,660	27,844

Income tax expense	23,257	22,373	10,948	10,636

Income before cumulative effect of change in accounting principle	38,877	37,400	17,712	17,208

Cumulative effect of change in accounting principle, net of tax	—	(4,773)	—	—

Net income	$38,877	$32,627	$17,712	$17,208

Earnings per share excluding the cumulative effect of change in accounting principle:
Basic	$1.50	$1.44	$0.74	$0.72
Diluted	$1.48	$1.42	$0.73	$0.71

Cumulative effect of change in accounting principle:
Basic	$—	$(0.18)	$—	$—
Diluted	$—	$(0.18)	$—	$—

Earnings per share including the cumulative effect of change in accounting principle:
Basic	$1.50	$1.26	$0.74	$0.72
Diluted	$1.48	$1.24	$0.73	$0.71

Weighted average shares outstanding:
Basic	25,833	25,833	23,868	23,868
Diluted	26,247	26,247	24,230	24,230

Selected Balance Sheet information:
Merchandise inventories	236,855	226,866	149,792	142,164
Stockholders’ equity	280,750	274,500	237,160	232,387

Results excluding EBK and BCSC (1):

Total revenues	$1,316,779	$1,316,779	1,065,227	1,065,227
Adjustment for EBK and BCSC (1)	(13,457)	(13,457)	(32,274)	(32,274)
Total revenues excluding EBK and BCSC	$1,303,322	$1,303,322	1,032,953	1,032,953

Cost of goods sold	1,013,494	971,204	826,599	784,505
Adjustment for EBK and BCSC (1)	(9,632)	(9,632)	(24,056)	(24,056)
Cost of goods sold excluding EBK and BCSC	1,003,862	961,572	802,543	760,449

Selling, general and administrative expense	222,915	267,566	179,464	222,374
Adjustment for EBK and BCSC (1)	(6,882)	(6,882)	(13,102)	(13,102)
Selling, general and administrative expense excluding EBK and BCSC	216,033	260,684	166,362	209,272

Depreciation and amortization	22,524	22,524	19,750	19,750
Adjustment for EBK and BCSC and goodwill amortization (1)	(78)	(78)	(1,682)	(1,682)
Depreciation and amortization excluding EBK and BCSC and goodwill amortization	22,446	22,446	18,068	18,068

Operating income	60,457	58,096	26,776	25,960
Adjustment for EBK and BCSC and goodwill amortization (1)	524	524	19,204	19,204
Operating income excluding EBK and BCSC and goodwill amortization	60,981	58,620	45,980	45,164

Income before cumulative effect of change in accounting principle	38,877	37,400	17,712	17,208

Adjustment for EBK and BCSC and goodwill amortization (1)	324	324	11,867	11,867

Income before cumulative effect of change in accounting principle excluding EBK and BCSC and goodwill amortization	39,201	37,724	29,579	29,075

Income per share before cumulative effect of change in accounting principle - diluted	$1.48	$1.42	$0.73	$0.71

Adjustment for EBK and BCSC and goodwill amortization (1)	$0.01	$0.02	$0.49	$0.49

Income per share before cumulative effect of change in accounting principle excluding EBK and BCSC and goodwill amortization - diluted	$1.49	$1.44	$1.22	$1.20

(1)                                  The company decided to close its EB Kids (“EBK”) business and sell its BC Sports collectibles (“BCSC”) business at the end of fiscal 2002.  The company believes that the presentation of this information will better enable investors to analyze the results of operations of the continuing business for each period reflected. The adjusted amounts exclude the results of operations and related expenses associated with the company’s EBK and BCSC businesses in both the current and prior year periods, fiscal 2002 inventory write-down and restructuring and asset impairment charges related to these businesses, as well as the exclusion of amortization of goodwill recorded in fiscal 2002.

	As reported Fiscal 2001	Pro Forma Fiscal 2001

Net sales	$802,851	$802,851
Management fees	4,425	4,425
Total revenues	807,276	807,276

Cost of goods sold	626,939	588,732

Gross profit	180,337	218,544

Costs and expenses:
Selling, general and administrative expense	144,466	183,567

Restructuring and asset impairment charge (reversal), net	—	—
Depreciation and amortization	15,855	15,855

Operating income	20,016	19,122
Other income	1,550	1,550
Interest income, net	3,096	3,096

Income before income tax expense	24,662	23,768
Income tax expense	9,791	9,436

Net income	14,871	14,332

Earnings per share:
Basic	$0.67	$0.64
Diluted	$0.66	$0.64

Weighted average shares outstanding:
Basic	22,254	22,254
Diluted	22,466	22,466

Selected Balance Sheet information:
Merchandise inventories	100,185	93,373
Stockholders’ equity	131,220	127,112

Electronics Boutique Holdings Corp.

Consolidated Statements of Income (unaudited)

(Amounts in thousands, except per-share amounts)

	As reported First Quarter Fiscal 2003	Adjusted First Quarter Fiscal 2003	As reported Second Quarter Fiscal 2003	Adjusted Second Quarter Fiscal 2003

Net sales	$236,272	$236,272	$261,061	$261,061
Management fees	1,368	1,368	1,574	1,574
Total revenues	237,640	237,640	262,635	262,635

Cost of goods sold	180,840	174,596	202,491	196,461

Gross profit	56,800	63,044	60,144	66,174

Costs and expenses:
Selling, general and administrative expense	51,608	56,487	53,882	60,077
Restructuring and asset impairment charge (reversal), net	(508)	(508)	134	134
Depreciation and amortization	5,147	5,147	5,414	5,414

Operating income	553	1,918	714	549
Other income	—	—	—	—
Interest income, net	461	461	412	412

Income before income tax expense & cumulative effect of change in accounting principle	1,014	2,379	1,126	961
Income tax expense	387	908	430	367

Income before cumulative effect of change in accounting principle	627	1,471	696	594

Cumulative effect of change in accounting principle, net of tax	—	(4,773)	—	—

Net income	627	(3,302)	696	594

Earnings per share excluding the cumulative effect of change in accounting principle:
Basic	$0.02	$0.06	$0.03	$0.02
Diluted	$0.02	$0.06	$0.03	$0.02

Cumulative effect of change in accounting principle:
Basic	$—	$(0.19)	$—	$—
Diluted	$—	$(0.19)	$—	$—

Earnings per share including the cumulative effect of change in accounting principle:
Basic	$0.02	$(0.13)	$0.03	$0.02
Diluted	$0.02	$(0.13)	$0.03	$0.02

Weighted average shares outstanding:
Basic	25,796	25,796	25,820	25,820
Diluted	26,364	26,364	26,260	26,260

Selected Balance Sheet information:
Merchandise inventories	154,217	147,955	158,127	151,700
Stockholders’ equity	238,471	234,542	239,484	235,453

Results excluding EBK and BCSC (1):

Total revenues	237,640	237,640	262,635	262,635
Adjustment for EBK and BCSC (1)	(6,123)	(6,123)	(3,539)	(3,539)
Total revenues excluding EBK and BCSC	231,517	231,517	259,096	259,096

Cost of goods sold	180,840	174,596	202,491	196,461
Adjustment for EBK and BCSC (1)	(4,928)	(4,928)	(2,234)	(2,234)
Cost of goods sold excluding EBK and BCSC	175,912	169,668	200,257	194,227

Selling, general and administrative expense	51,608	56,487	53,882	60,077
Adjustment for EBK and BCSC (1)	(3,143)	(3,143)	(1,900)	(1,900)
Selling, general and administrative expense excluding EBK and BCSC	48,465	53,344	51,982	58,177

Depreciation and amortization	5,147	5,147	5,414	5,414
Adjustment for EBK and BCSC and goodwill amortization (1)	(73)	(73)	(5)	(5)
Depreciation and amortization excluding EBK and BCSC and goodwill amortization	5,074	5,074	5,409	5,409

Operating income	553	1,918	714	549
Adjustment for EBK and BCSC and goodwill amortization (1)	1,513	1,513	734	734
Operating income excluding EBK and BCSC and goodwill amortization	2,066	3,431	1,448	1,283

Income before cumulative effect of change in accounting principle	627	1,471	696	594
Adjustment for EBK and BCSC and goodwill amortization (1)	934	934	454	454
Income before cumulative effect of change in accounting principle excluding EBK and BCSC and goodwill amortization	1,561	2,405	1,150	1,048

Income per share before cumulative effect of change in accounting principle - diluted	$0.02	$0.06	$0.03	$0.02
Adjustment for EBK and BCSC and goodwill amortization (1)	$0.04	$0.03	$0.01	$0.02
Income per share before cumulative effect of change in accounting principle excluding EBK and BCSC and goodwill amortization - diluted	$0.06	$0.09	$0.04	$0.04

(1)                                  The company decided to close its EB Kids (“EBK”) business and sell its BC Sports Collectibles (“BCSC”) business at the end of fiscal 2002.  The company believes that the presentation of this information will better enable investors to analyze the results of operations of the continuing business for each period reflected. The adjusted amounts exclude the results of operations and related expenses associated with the company’s EBK and BCSC businesses in both the current and prior year periods, fiscal 2002 inventory write-down and restructuring and asset impairment charges related to these businesses, as well as the exclusion of amortization of goodwill recorded in fiscal 2002.

Electronics Boutique Holdings Corp.
Consolidated Statements of Income (unaudited)
(Amounts in thousands, except per-share amounts)

	As reported Third Quarter Fiscal 2003	Adjusted Third Quarter Fiscal 2003	As reported Fourth Quarter Fiscal 2003	Adjusted Fourth Quarter Fiscal 2003

Net sales	$281,704	$281,704	$530,189	$530,189
Management fees	1,256	1,256	3,355	3,355
Total revenues	282,960	282,960	533,544	533,544

Cost of goods sold	216,904	207,831	413,259	392,316

Gross profit	66,056	75,129	120,285	141,228

Costs and expenses:
Selling, general and administrative expense	51,368	65,945	66,057	85,057
Restructuring and asset impairment charge (reversal), net	(2,237)	(2,237)	—	—
Depreciation and amortization	5,739	5,739	6,224	6,224

Operating income	11,186	5,682	48,004	49,947
Other income	—	—	—	—
Interest income, net	375	375	429	429

Income before income tax expense & cumulative effect of change in accounting principle	11,561	6,057	48,433	50,376
Income tax expense	4,417	2,315	18,023	18,783

Income before cumulative effect of change in accounting principle	7,144	3,742	30,410	31,593

Cumulative effect of change in accounting principle, net of tax	—	—	—	—

Net income	$7,144	$3,742	$30,410	$31,593

Earnings per share excluding the cumulative effect of change in accounting principle:
Basic	$0.28	$0.14	$1.18	$1.22
Diluted	$0.27	$0.14	$1.16	$1.21

Cumulative effect of change in accounting principle:
Basic	$—	$—	$—	$—
Diluted	$—	$—	$—	$—

Earnings per share including the cumulative effect of change in accounting principle:
Basic	$0.28	$0.14	$1.18	$1.22
Diluted	$0.27	$0.14	$1.16	$1.21

Weighted average shares outstanding:
Basic	25,844	25,844	25,869	25,869
Diluted	26,234	26,234	26,130	26,130

Selected Balance Sheet information:
Merchandise inventories	282,917	270,986	236,855	226,866
Stockholders’ equity	248,121	240,688	280,750	274,500

Results excluding EBK and BCSC (1):

Total revenues	282,960	282,960	533,544	533,544
Adjustment for EBK and BCSC (1)	(3,795)	(3,795)	—	—
Total revenues excluding EBK and BCSC	279,165	279,165	533,544	533,544

Cost of goods sold	216,904	207,831	413,259	392,316
Adjustment for EBK and BCSC (1)	(2,470)	(2,470)	—	—
Cost of goods sold excluding EBK and BCSC	214,434	205,361	413,259	392,316

Selling, general and administrative expense	51,368	65,945	66,057	85,057
Adjustment for EBK and BCSC (1)	(1,839)	(1,839)	—	—
Selling, general and administrative expense excluding EBK and BCSC	49,529	64,106	66,057	85,057

Depreciation and amortization	5,739	5,739	6,224	6,224
Adjustment for EBK and BCSC and goodwill amortization (1)	—	—	—	—
Depreciation and amortization excluding EBK and BCSC and goodwill amortization	5,739	5,739	6,224	6,224

Operating income	11,186	5,682	48,004	49,947
Adjustment for EBK and BCSC and goodwill amortization (1)	(1,723)	(1,723)	—	—
Operating income excluding EBK and BCSC and goodwill amortization	9,463	3,959	48,004	49,947

Income before cumulative effect of change in accounting principle	7,144	3,742	30,410	31,593
Adjustment for EBK and BCSC and goodwill amortization (1)	(1,064)	(1,064)	—	—
Income before cumulative effect of change in accounting principle excluding EBK and BCSC and goodwill amortization	6,080	2,678	30,410	31,593

Income per share before cumulative effect of change in accounting principle - diluted	$0.27	$0.14	$1.16	$1.21
Adjustment for EBK and BCSC and goodwill amortization (1)	$(0.04)	$(0.04)	—	—
Income per share before cumulative effect of change in accounting principle excluding EBK and BCSC and goodwill amortization - diluted	$0.23	$0.10	$1.16	$1.21

(1)                                  The company decided to close its EB Kids (“EBK”) business and sell its BC Sports Collectibles (“BCSC”) business at the end of fiscal 2002.  The company believes that the presentation of this information will better enable investors to analyze the results of operations of the continuing business for each period reflected. The adjusted amounts exclude the results of operations and related expenses associated with the company’s EBK and BCSC businesses in both the current and prior year periods, fiscal 2002 inventory write-down and restructuring and asset impairment charges related to these businesses, as well as the exclusion of amortization of goodwill recorded in fiscal 2002.

SOURCE Electronics Boutique Holdings Corp.

James A. Smith, Chief Financial Officer,

Electronics Boutique Holdings Corp., +1-610-430-8100

http://www.ebgames.com